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                        ---------------------------------
                              CONTE CO., CPA, INC.
                        ---------------------------------
                           A PROFESSIONAL CORPORATION

                        4322 S. Cleveland-Massillon Road
                             Norton, Ohio 44203-5732
                        216.825.3535 ! Fax: 216.825.0055






                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Annual Report, United States Securities and Exchange Commission, of SecurFone America, Inc. of our report dated August 30, 1999 appearing in their form 10-KSB.


/s/ Conte Co., CPA, Inc.

Conte Co., CPA, Inc.
Norton, OH
August 30, 1999